Exhibit 99.1

      Dragon and Oriental Wave Announce the Signing of Definitive Agreement to Create a Competitive and Growth Oriented Pharmaceutical Company

Vancouver,  British Columbia - June 14, 2004 - Dragon  Pharmaceutical Inc. (TSX:
DDD, OTCBB: DRUG) ("Dragon") and Oriental Wave Holding Limited ("Oriental Wave"), the holding company of Shanxi Weiqida Pharmaceutical Co., Ltd., are pleased to announce today that they have signed a definitive agreement providing for a business combination of the two companies.

TRANSACTION SUMMARY

Under the terms of the  definitive  agreement,  Dragon will issue  approximately
44.4 million shares to Oriental Wave shareholders to acquire all of the shares outstanding of Oriental Wave Holding Limited, which will become a wholly owned subsidiary of Dragon assuming the transaction is consummated. As a result of the transaction, Oriental Wave's shareholders will own approximately 68.35% of Dragon on a fully-diluted basis. The new Board of Directors of Dragon, after the transaction, will consist of two existing directors of Dragon and three appointed directors from Oriental Wave. Dragon intends to hold its annual meeting of shareholders during the third quarter of 2004 to seek approval to issue the shares in connection with the business combination, along with the election of directors and ratification of independent accountant proposals. In addition, because Dragon does not, at this time, have a sufficient number of authorized common stock, it will seek shareholder approval to increase the number of authorized shares of common stock at the annual meeting.

The Boards of Directors of both companies have approved the definitive agreement. The transaction is subject to approval by Dragon shareholders and regulatory authorities, and the satisfaction of other customary closing conditions. Subject to the satisfaction of these conditions, the transaction is expected to close by the end of the third quarter of 2004.

The business combination brings together Dragon and Oriental Wave with similar business strategies of capturing the market potential of the generic drug sector by producing pharmaceutical products competitively in China, achieving material access to the Chinese market and, at the same time, targeting international market opportunities.

"The combining of the strengths and competitive advantages of both companies without any fundamental change in strategies comes as a natural transformation except that the combined company now has better vision for growth, more diverse and proven product lines, expanded production facilities and operations in China, and stronger revenues and earnings, all of which position the combined company better to deliver shareholder value based on the critical mass achieved" said Dr. Alexander Wick, President and CEO of Dragon. "To Dragon's shareholders, this transaction is expected to be accretive and represents an exciting opportunity to participate in a pharmaceutical company positioned for further growth captured under the Pharma, Chemical and Biotech divisions of the combined company. We expect that these businesses will drive revenue and profitability growth and increase the value of the combined company beyond what could be achieved separately."

Commenting on the transaction, Mr. Yanlin Han, Chairman of Oriental Wave said, "We are extremely excited about this transaction which, we believe, represents an important step to strengthen the combined company's position to become a competitive player in the global pharmaceutical industry. Oriental Wave and its subsidiary has been an active participant in the consolidation of the Pharmaceutical industry in China in the past and have, therefore, accumulated substantial experience and expertise in making sure the transition of this business combination goes smoothly in order to realize the expected benefits and synergies as planned."

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

KEY BENEFITS FROM THE BUSINESS COMBINATION

Enhanced Financial Position and Achievement of Critical Mass to Better Compete in the Global Pharmaceutical Industry

Based on the pro-forma financial statement prepared by Dragon's management, assuming the transaction occurred at the beginning of 2003, the combined company would have 2003 pro-forma revenues of $29.7 million and a net profit of $5.6 million (or $0.09 per share based on 64.9 million shares), which is significantly enhanced from revenues of $3.7 million and a net loss of $2.0 million (or ($0.10) per share calculated based on 20.3 million shares) for Dragon as a stand alone company. The combination not only enhances Dragon's value by creating a company with stronger fundamental and growth potential than Dragon alone but also allows the company to achieve the critical mass to better compete in the global pharmaceutical industry.

Complementary Product Offerings

The combined company will offer a diversified and proven product line of 40 key pharmaceutical, chemical and biotech products. In addition, after the transaction, the combined company will have a portfolio of 293 product permits from the Chinese State Food and Drug Administration ("SFDA"), including the in-licensed G-CSF. We believe the breadth and complementary nature of the product portfolio not only mitigates the combined company's overall business risk profile as a result of diversification but also enables the company to focus on near-term and long-term revenue and earnings growth.

Complementary Sales Platform

Combining the Oriental Wave's comprehensive sales network with over 1,200 sales representatives in China and Dragon's strong international licensing networks covering 130 countries will enable the combined company to have a strong sales presence in both Chinese and international markets.

Complementary Management Expertise

Following the Transaction, we will combine the management teams of Oriental Wave, which has extensive experience in pharmaceutical product manufacturing operation and sales and marketing in China, and those of Dragon, which has extensive experience in international regulatory affairs and international market development for pharmaceutical products from China.

Revenue and Cost Synergies

Immediate revenue synergy includes cross selling Dragon's EPO in China through Oriental Wave's sales network of over 1,200 sales representatives while mid-term and long-term opportunities include selling Oriental Wave's Chemical products and Pharma products through Dragon's international licensing network. We expect that the cross-selling of each other's products will achieve additional revenues without incurring proportional selling expenses. In addition, we believe that the combined company will achieve other cost synergies through combining and unifying certain corporate management functions and responsibilities, the sales and marketing network in China as well as the operations management of the three business divisions.

Capturing Multiple Growth Opportunities

The generic drug and chemical sectors of the pharmaceutical industry are characterized by the competitiveness of the producers from developing countries, especially China and India, due to their respective advantages, such as lower production and environmental costs. The combination of Dragon and Oriental Wave fits in the current industry trend of accessing global opportunities in the growing generic drug and chemical sectors with businesses based in the cost competitive jurisdictions.

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
Unique Capital Market Proposition

The combined company will be one of a few public pharmaceutical companies traded in North America that produces generic pharmaceutical drugs, biotech generic drugs and bulk pharmaceutical chemical competitively, and has access to the most prominent Chinese markets while also targeting a number of international markets. Investors, especially those from North America, will be able to invest directly in this pharmaceutical company with China as a core market without participating in the stock markets outside of North America, where the rules and regulation of the capital market system could be very different.

Enhanced Capital Market Opportunities

The critical mass achieved, lower risk profile due to diversification of businesses and better business prospects with multiple growth opportunities will enhance the combined company's ability to attract, if required, additional funding and seek out other business opportunities, such as obtaining a listing status on a more senior stock exchange in the U.S.

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
PROFILE OF DRAGON AFTER THE TRANSACTION
---------------------------------------

Dragon, after the transaction, will continue to be quoted on Over-the-counter Bulletin Board (Ticker: DRUG) and listed on the Toronto Stock Exchange ("TSX") (Ticker: DDD). The company may also seek a listing on a more senior stock exchange in the U.S. when it fulfills the listing requirements. Here are some highlights of Dragon, after the transaction:

------------------------------------------------------------------------------------------------------------------
Pro-forma financials, assuming the      2003 full year results:
transaction occurred at the             |X| Revenues of $29.7 million
beginning of 2003                       |X| Net profit of $5.6 million (Net profit margin of 18.8%)
                                        |X| Earning per share of $0.09 (based on 64.9 million shares)
------------------------------------------------------------------------------------------------------------------
Number of employees                     |X| Approximately 1,850 (excluding approximately 1,200 sales
                                            representatives)
------------------------------------------------------------------------------------------------------------------
Major product offering:                 |X| 35 pharmaceutical products (mainly anti-infectious drugs, including 13 prescription drugs and 22 over-the-counter drugs)
                                        |X| 2 chemical products (Clavulanic Acid and 7-ACA)
                                        |X| 2 biotech products (EPO & G-CSF)
------------------------------------------------------------------------------------------------------------------
Product permits issued by Chinese       293 product permits in 9 categories:
State Food and Drug                     |X| 130 types of tablets
Administration (SFDA)                   |X| 14 types of granules
                                        |X| 10 types of suppositories
                                        |X| 23 types of capsules
                                        |X| 1 type of powder
                                        |X| 54 types of powder for injections
                                        |X| 15 types of bulk drugs
                                        |X| 44 types of injection
                                        |X| 2 types of biotech injectables (including in-licensed G-CSF)
------------------------------------------------------------------------------------------------------------------
Sales network                           |X| 63 sales offices covering all 31 provinces/regions with over 1,200 sales representatives in China
                                        |X| Licensing arrangement covering over 130 countries
------------------------------------------------------------------------------------------------------------------
Manufacturing facilities and                Pharma division
capabilities                                ---------------
                                        |X| Powder for Injection with an annual capacity of 80 million vials
                                        |X| Tablets with an annual capacity of 520 million units
                                        |X| Capsules with an annual capacity of 90 million units
                                        |X| Granules with an annual capacity of 47 million sachets
                                        |X| Suppositories with an annual capacity of 10 million units
                                        |X| Sterilized bulk drug with an annual capacity of 180 tons

                                            Chemical division
                                            -----------------
                                        |X| Clavulanic Acid with an annual capacity of 30 tons
                                        |X| 7-ACA with an annual capacity of 400 tons (currently under final installation of equipment)

                                            Biotech division
                                            ----------------
                                        |X| EPO with an annual capacity of 5.4 million vials
------------------------------------------------------------------------------------------------------------------

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
Dragon, after the transaction, will continue to have its Corporate Headquarters in Vancouver, Canada and its major business will be reorganized under three business units, namely, a Pharma division, a Chemical division (formerly referred as the Chemical Drug division and the Chemical Intermediate division respectively in previous press releases) and a Biotech division. The Corporate Headquarters in Vancouver will continue to perform the functions of international sales and marketing, international regulatory affairs, finance and compliance, investor relations and business development for the expanded businesses of Dragon. A new corporate office will be set up in Beijing, China to unify the management of the manufacturing facilities and operations of the three business units as well as the sales and marketing activities in China.

In anticipation of the transformation of Dragon from a pure biotech company to a diversified, fully integrated pharmaceutical company, a new URL, www.dragonpharma.com, has been added to reflect such transition. Starting immediately, our corporate website can be accessed through www.dragonbiotech.com
and www.dragonpharma.com.                                  ---------------------
    --------------------

POSTPONEMENT OF DRAGON'S ANNUAL GENERAL MEETING
-----------------------------------------------

In anticipation of the holding of a shareholders' meeting during the third quarter of 2004 to vote on certain matters related to the proposed business combination, Dragon's Board of Directors has decided to postpone the company's Annual General Meeting in order to minimize the expenses of running two separate shareholders' meeting within a short period of time. It is currently anticipated that the Annual General Meeting will be held in September, 2004 at Dragon's Headquarters in Vancouver, Canada, subject to regulatory approvals from the Securities and Exchange Commission and Toronto Stock Exchange.

Dragon and Oriental Wave are in the process of preparing the proxy statement/prospectus, with detailed information regarding the transaction, the business of Oriental Wave and its subsidiary and its financial statements, which will be filed with the U.S. Securities and Exchange Commission and circulated to the shareholders of Dragon in connection with a general meeting of shareholders.

About Oriental Wave Holding Limited.
-----------------------------------
Oriental Wave Holding Limited is a privately held holding company of its operating subsidiary, Shanxi Weiqida Pharmaceutical Co. Ltd. The Company engages in production and sales of pharmaceutical and chemical products with 3 production facilities in Datong city, China. Under U.S. GAAP, Oriental Wave had audited revenues of US$26.1 million and earnings of US$7.6 million in 2003 which was solely contributed by the Pharma division as the brand new Chemical division commenced its operation starting January, 2004.

About Dragon Pharmaceutical Inc.
--------------------------------
Dragon Pharmaceutical Inc. is an international biopharmaceutical company headquartered in Vancouver, Canada, with a GMP production facility in Nanjing, China. Dragon's EPO is currently approved to treat anemia due to renal failure and surgery in 5 countries: China, India, Brazil, Egypt and Peru. Dragon is in final preparation to enter the European Union market and is in progress to obtain additional regulatory approvals throughout Central and Eastern Europe, Asia, Latin America, the Middle East and Africa. In addition, Dragon also owns the worldwide licensing right, excluding China, for the recombinant G-CSF produced by Suzhou Zhongkai Bio-pharmaceuticals Company Limited, with which Dragon is actively developing its market potential outside of China.

For further information, please contact Garry Wong (email: ir@dragonbiotech.com) at (604) 669-8817 or North American toll free at 1-877-388-3784 or visit our web site at www.dragonpharma.com or www.dragonbiotech.com
        --------------------    ---------------------
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
Forward Looking Statement:
Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in this press release are forward-looking statements. These forward looking statements include, but are not limited to, that Dragon and Oriental Wave will consummate the business combination, achieve the Key Benefits of the Business Combination as discussed herein, increase shareholder value and increase revenues and profitability. Forward-looking statements are not guarantees of future performance. They involve risk, uncertainties and assumptions including risks discussed under "Risks Associated With Dragon Pharmaceutical" in the Company's annual report on Form 10-KSB, SEC File No.: 0-27937 and other documents filed with the SEC. The Company does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

The foregoing may be deemed to be offering materials of Dragon and Oriental Wave in connection with their business combination pursuant to and subject to the conditions set forth in a Share Purchase Agreement dated June 11, 2004 among Dragon and the shareholders of Oriental Wave. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC") and Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Dragon and Oriental Wave shareholders are urged to read the proxy statement/prospectus that Dragon will file with the SEC in connection with the proposed business combination because it will contain important information about Dragon, Oriental Wave and related matters. Dragon and its directors and executive officers may be deemed to be participants in Dragon's solicitation of proxies from Dragon shareholders in connection with the proposed business combination. Information regarding the participants and their security holdings can be found in Dragon's most recent Form 10-KSB filed with the SEC, which is available from the SEC and Dragon as described below, and the proxy statement/prospectus when it is filed with the SEC. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC web site (http://www.sec.gov) and from Dragon as follows:

Garry Wong
Dragon Pharmaceutical, Inc
1900 - 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9
Telephone: 1-877-388-3784 (North American Toll-free) or +1-604-669-8817

In addition to the proposed proxy statement/prospectus, Dragon files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Dragon at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Dragon filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.
   ------------------
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